Exhibit 99.4

BBCN Bancorp®

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 4 AND "FOR" EACH OF PROPOSALS 1, 2, 3, 5, 6, 7 AND 8.

1. Adoption and approval of the Agreement and Plan of Merger, dated December 7, 2015, providing for the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc. as described in the joint proxy statement/prospectus. — For ☐ Against ☐ Abstain ☐

2. Approval of an amendment to the certificate of incorporation of BBCN Bancorp, Inc. to change its name to Hope Bancorp, Inc. — For ☐ Against ☐ Abstain ☐

3. Approval of the issuance of BBCN Bancorp, Inc. common stock in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc. as described in the joint proxy statement/prospectus. — For ☐ Against ☐ Abstain ☐

4. Election of nine persons to serve as members of our board of directors until the close of the merger or, if the merger is not completed, until the next annual meeting of stockholders and until their successors are elected and have qualified. The following nine persons are our nominees for election:

01 - Jinho Doo	02 - Chung Hyun Lee	03 - Gary E. Peterson
04 - Jin Chul Jhung	05 - William J. Lewis	06 - Scott Yoon-Suk Whang
07 - Kevin S. Kim	08 - David P. Malone	09 - Dale S. Zuehls

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

5. Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2016. — For ☐ Against ☐ Abstain ☐

6. Approval, on an advisory and nonbinding basis, of the compensation paid to our "named executive officers" as described in the joint proxy statement/prospectus. — For ☐ Against ☐ Abstain ☐

7. Approval of the BBCN Bancorp, Inc. 2016 Incentive Compensation Plan. — For ☐ Against ☐ Abstain ☐

8. Adjournment of the annual meeting if necessary or appropriate in the judgment of our board of directors to solicit additional proxies or votes in favor of the above proposals that are to be presented at the annual meeting. — For ☐ Against ☐ Abstain ☐

9. Such other matters, if any, as may be properly presented for consideration and action at the annual meeting.

1 U P X 2 8 2 3 9 1 2

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PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

REVOCABLE PROXY — BBCN BANCORP, INC. +

ANNUAL MEETING OF STOCKHOLDERS — July 14, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned stockholder(s) of BBCN Bancorp, Inc. (the “Company”) hereby nominates, constitutes and appoints David W. Kim and Angie Yang and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held at the Oxford Palace Hotel, 745 South Oxford Avenue, Los Angeles, California 90005 on Thursday, July 14, 2016 at 10:30 a.m. PT, and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as stated on the reverse side.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED IN PROPOSAL 4 AND “FOR” EACH OF PROPOSALS 1, 2, 3, 5, 6, 7 AND 8.

IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON BOTH SIDES OF THIS CARD.

BBCN Bancorp®

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_______________

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 PM, Eastern Time, on July 13, 2016.

Vote by Internet

- Go to **www.investorvote.com/BBCN**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 4 AND "FOR" EACH OF PROPOSALS 1, 2, 3, 5, 6, 7 AND 8.

	For	Against	Abstain
1. Adoption and approval of the Agreement and Plan of Merger, dated December 7, 2015, providing for the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc. as described in the joint proxy statement/prospectus.	☐	☐	☐
2. Approval of an amendment to the certificate of incorporation of BBCN Bancorp, Inc. to change its name to Hope Bancorp, Inc.	☐	☐	☐
3. Approval of the issuance of BBCN Bancorp, Inc. common stock in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc. as described in the joint proxy statement/prospectus.	☐	☐	☐

4. Election of nine persons to serve as members of our board of directors until the close of the merger or, if the merger is not completed, until the next annual meeting of stockholders and until their successors are elected and have qualified. The following nine persons are our nominees for election:

01 - Jinho Doo	02 - Chung Hyun Lee	03 - Gary E. Peterson
04 - Jin Chul Jhung	05 - William J. Lewis	06 - Scott Yoon-Suk Whang
07 - Kevin S. Kim	08 - David P. Malone	09 - Dale S. Zuehls

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees** ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain
5. Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐
6. Approval, on an advisory and nonbinding basis, of the compensation paid to our "named executive officers" as described in the joint proxy statement/prospectus.	☐	☐	☐
7. Approval of the BBCN Bancorp, Inc. 2016 Incentive Compensation Plan.	☐	☐	☐
8. Adjournment of the annual meeting if necessary or appropriate in the judgment of our board of directors to solicit additional proxies or votes in favor of the above proposals that are to be presented at the annual meeting.	☐	☐	☐

9. Such other matters, if any, as may be properly presented for consideration and action at the annual meeting.

C 1234567890 JNT

1UPX 2823911

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

REVOCABLE PROXY — BBCN BANCORP, INC. +

ANNUAL MEETING OF STOCKHOLDERS — July 14, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned stockholder(s) of BBCN Bancorp, Inc. (the “Company”) hereby nominates, constitutes and appoints David W. Kim and Angie Yang and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held at the Oxford Palace Hotel, 745 South Oxford Avenue, Los Angeles, California 90005 on Thursday, July 14, 2016 at 10:30 a.m. PT, and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as stated on the reverse side.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED IN PROPOSAL 4 AND “FOR” EACH OF PROPOSALS 1, 2, 3, 5, 6, 7 AND 8.

IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

B Non-Voting Items

Change of Address — Please print new address below. Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A—C ON BOTH SIDES OF THIS CARD. +